EQ Advisors TrustSM

Prospectus dated May 1, 2006

This Prospectus describes four (4) Portfolios* offered by EQ Advisors Trust and the Class IA shares offered by the Trust on behalf of each Portfolio to the Investment Plan for Employees, Managers and Agents (“Investment Plan”). Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

Equity Portfolios

EQ/Alliance Large Cap Growth

EQ/Bernstein Diversified Value

EQ/FI Mid Cap Value

EQ/MFS Emerging Growth Companies

*	Not all of these Portfolios may be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.

The Securities and Exchange Commission has not approved or disapproved any Portfolio’s shares or determined if this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

EQ Advisors Trust

Overview

EQ ADVISORS TRUST

EQ Advisors Trust (the “Trust”) consists of fifty-three (53) distinct mutual funds, each with its own investment strategy and risk/reward profile. This Prospectus describes the Class IA shares of four (4) of the Trust’s Portfolios. Each Portfolio is a diversified Portfolios. Information on each Portfolio, including investment objectives, investment strategies and investment risks can be found on the pages following this Overview. In addition, a Glossary of Terms is provided at the back of this Prospectus.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the “Contracts”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The 401(k) Plan sponsored by AXA Equitable Life Insurance Company (“Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans. The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Investment Plan or other retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract. Please read that prospectus carefully and retain it for future reference.

AXA Equitable, through its AXA Funds Management Group unit (the “Manager”), is the investment manager to each Portfolio. The day-to-day portfolio management of each Portfolio is provided by investment sub-advisers (the “Advisers”). Information regarding the Manager and the Advisers is included under “Management of the Trust” and “About the Investment Portfolios” in this Prospectus. The Manager also may allocate a Portfolio’s assets to additional Advisers subject to approval of the Trust’s Board of Trustees. In addition, the Manager may, subject to the approval of the Trust’s Board of Trustees, appoint, dismiss and replace Advisers and amend advisory agreements without obtaining shareholder approval. If a new Adviser is retained for a Portfolio, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Affiliated Adviser”), such as AllianceBernstein L.P., unless the advisory agreement with the Affiliated Adviser is approved by the affected Portfolio’s shareholders.

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these Portfolios, be sure to read all risk disclosures carefully before investing.

2	Overview	EQ Advisors Trust

EQ Advisors Trust	Table of contents	3

1. About the investment portfolios

This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective. The investment objective and, except as otherwise noted, the investment policies of a Portfolio are not fundamental policies and may be changed without a shareholder vote.

As described more fully on the following pages, the EQ/Alliance Large Cap Growth, and EQ/FI Mid Cap Value, Portfolios each have a policy that it will invest 80% of its net assets in the particular type of investment suggested by its name. These policies may not be changed without providing sixty (60) days’ written notice to the shareholders of the affected Portfolio.

For temporary defensive purposes, each Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that a Portfolio is invested in these instruments, the Portfolio will not be pursuing its investment goal.

Please note that:

•	A fuller description of each of the principal risks and of the benchmarks is included in the section “More Information on Principal Risks and Benchmarks,” which follows the description of each Portfolio in this section of the Prospectus.

•	Additional information concerning each Portfolio’s strategies, investments, and risks can also be found in the Trust’s Statement of Additional Information.

4	About the investment portfolios	EQ Advisors Trust

Equity Portfolios

EQ/Alliance Large Cap Growth Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large capitalization companies. The Adviser currently considers large capitalization companies to be companies with market capitalization within the range of companies in the Russell 1000 Growth Index at the time of initial investment. The market capitalization of companies included in this index fluctuates with the markets and was approximately $898 million to $371 billion as of December 31, 2005.

The Portfolio invests primarily in equity securities of a limited number of large, carefully selected high-quality United States companies that the Adviser believes are likely to achieve superior earnings growth. The Portfolio is diversified for purposes of the 1940 Act, however it may still be relatively concentrated. The Adviser selects the Portfolio’s investments from a research universe of more than 500 companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying securities of companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations.

Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio’s net assets. In managing the Portfolio, the Adviser seeks to capitalize on apparently unwarranted price fluctuations both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions to time the market. During market declines, while adding to positions in favored stocks, the Portfolio generally becomes somewhat more aggressive, gradually reducing the number of companies represented in its holdings. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio generally becomes somewhat more conservative, gradually increasing the number of companies represented in its holdings. Through this approach, the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Adviser expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500. The average market capitalization of companies in the S&P 500 Index was approximately $22.52 billion as of December 31, 2005.

The Portfolio may invest up to 20% of its net assets in convertible securities and 20% of its total assets in securities of foreign issuers.

The Portfolio may write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk
•	Derivatives Risk
•	Equity Risk
•	Focused Portfolio Risk
•	Foreign Securities Risk
•	Growth Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The commencement date for this Portfolio is May 1, 1999. The table below shows the Portfolio’s average annual total returns for the Portfolio for one year, five years and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA

Best quarter (% and time period)	Worst quarter (% and time period)
11.62% (2003 2nd Quarter)	–19.69% (2001 3rd Quarter)

EQ Advisors Trust	About the investment portfolios	5

Equity Portfolios (continued)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/Alliance Large Cap Growth Portfolio — Class IA Shares	15.27%	–4.04%	–3.41%
Russell 1000 Growth Index†	5.26%	–3.58%	–3.14%
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Alliance Large Cap Growth Portfolio	Class IAShares
Management Fee	0.90%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses*	0.13%
Total Annual Portfolio Operating Expenses	1.03%
Less Fee Waiver/Expense Reimbursement**	(0.23)%
Net Annual Portfolio Operating Expenses***	0.80%
*	“Other Expenses” have been restated to reflect current fees.
**	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
***	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, and the restatement of Other Expenses, the Net Annual Portfolio Operating Expenses for the Portfolio would be 0.77% for Class IA shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares
1 Year	$82
3 Years	$304
5 Years	$545
10 Years	$1,235

WHO MANAGES THE PORTFOLIO

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein has been the Adviser to the Portfolio since the Portfolio commenced its operations. AllianceBernstein manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2005, AllianceBernstein had approximately $579 billion in assets under management.

The management of and investment decisions for the Portfolio are made by AllianceBernstein’s US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein’s US Large Cap Growth accounts. The US Large Cap Growth Team relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. The five members of the US Large Cap Growth team with the most significant responsibility for the day-to-day management of the Portfolio are: James G. Reilly, David P. Handke, Michael Reilly, Scott Wallace and Syed Hasnain.

James G. Reilly, Executive Vice President, has served as Team Leader for the US Large Cap Growth team since 2003. Mr. Reilly joined AllianceBernstein in 1985 as a quantitative and fundamental research analyst and has had portfolio management responsibilities since 1988.

David P. Handke, Senior Vice President and Portfolio Manager, joined AllianceBernstein in 1984 as a US Large Cap Growth portfolio manager.

Michael Reilly, Senior Vice President and Portfolio Manager, joined AllianceBernstein in 1992 as a member of the US Large Cap Growth team and has had portfolio management responsibilities for the past five years.

Scott Wallace, Senior Vice President and Portfolio Manager, joined AllianceBernstein in 2001 as a US Large Cap Growth portfolio manager. Prior to joining AllianceBernstein, he was with JP Morgan for 15 years, where he was a managing director and held a variety of roles in the US and abroad.

6	About the investment portfolios	EQ Advisors Trust

Syed J. Hasnain, Senior Vice President and Portfolio Manager, joined AllianceBernstein in 1994 as a US Large Cap Growth portfolio manager.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

EQ Advisors Trust	About the investment portfolios	7

Equity Portfolios (continued)

EQ/Bernstein Diversified Value Portfolio

INVESTMENT OBJECTIVE: Seeks capital appreciation.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its total assets in equity securities that are trading at a discount to their long term earnings power, usually because of a situation the Adviser’s research suggests will be temporary. The Portfolio also may own securities if they reduce portfolio risk or are diversifying to the Portfolio. Equity securities include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks.

In managing the Portfolio, the Adviser uses a value-oriented, “bottom-up” approach (individual stock selection) to find companies that have:

•	low price to earnings ratios;

•	high yield;

•	unrecognized assets;

•	the possibility of management change; and/or

•	the prospect of improved profitability.

The Portfolio may also invest up to 20% of its assets in U.S. Government securities and investment grade debt securities of domestic corporations rated BBB or better by S&P or Baa or better by Moody’s.

The Portfolio may also invest up to 10% of its assets in foreign equity or debt securities, or depositary receipts.

The Portfolio may also invest without limitation in high-quality short-term money market instruments. The Portfolio may engage in options transactions, including writing covered call options or foreign currencies to offset costs of hedging and writing and purchasing put and call options on securities. Although the Portfolio will engage in options transactions primarily to hedge its portfolio, it may use options to increase returns and there is the risk that these transactions sometimes may reduce returns or increase volatility. The Portfolio may also borrow money for leveraging purposes.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Fixed Income Risk

Investment Grade Securities Risk

Interest Rate Risk

•	Foreign Securities Risk

•	Leveraging Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The Portfolio’s commencement date was January 1, 1998. The table below shows the Portfolio’s average annual total returns for the Portfolio for one year, five years and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because a different Adviser advised the Portfolio prior to March 1, 2001.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
23.34% (1998 4th Quarter)	–18.20% (2002 3rd Quarter)
*	For periods prior to the date Class IA shares commenced operations (May 18, 2001), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.

8	About the investment portfolios	EQ Advisors Trust

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/Bernstein Diversified Value Portfolio — Class IA Shares	5.68%	6.52%**	6.63%**
Russell 1000 Value Index†	7.05%	5.28%	7.00%
**	Performance information for these periods is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Bernstein Diversified Value Portfolio	Class IA Shares
Management Fee	0.61%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses*	0.13%
Total Annual Portfolio Operating Expenses	0.74%
Less Fee Waiver/Expense Reimbursement**	(0.04)%
Net Annual Portfolio Operating Expenses***	0.70%
*	“Other Expenses” have been restated to reflect current fees.
**	Pursuant to a contract, the Manager had agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
***	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, and the restatement of Other Expenses, the Net Annual Portfolio Operating Expenses for the Portfolio would be 0.63% for Class IA shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares
1 Year	$72
3 Years	$232
5 Years	$406
10 Years	$911

WHO MANAGES THE PORTFOLIO

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein has been the Adviser to the Portfolio since March 1, 2001. AllianceBernstein manages the Portfolio. AllianceBernstein manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2005, AllianceBernstein had approximately $579 billion in assets under management.

AllianceBernstein’s field of expertise is the value style of investment management. AllianceBernstein’s approach of equity investment for most of its equity services is value oriented, with value defined as the relationship between a security’s current price and its normal or long-term earnings power as determined by its investment research.

The management of and investment decisions for the Portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. No one person is principally responsible for making recommendations for the Portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx.

Marilyn Fedak has been Chief Investment Officer — US Value Equities and Chairman of the US Value Equity Investment Policy Group since 1993. In 2003, she became head of the AllianceBernstein value equities business. She serves on AllianceBernstein’s Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak had

EQ Advisors Trust	About the investment portfolios	9

Equity Portfolios (continued)

served on the board of directors of Sanford C. Bernstein & Co., Inc. from 1994 until the combination with AllianceBernstein in 2000.

John Mahedy was named Co-Chief Investment Officer — US Value Equities in 2003. He continues to serve as Director of Research — US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst in AllianceBernstein’s institutional research and brokerage unit.

John Phillips is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He is also chairman of AllianceBernstein’s Proxy Voting Committee. Mr. Phillips joined AllianceBernstein in 1994 and has had portfolio management responsibilities since that time.

Chris Marx is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He joined AllianceBernstein in 1997 as a research analyst and has had portfolio management responsibilities for the past five years. He has covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

10	About the investment portfolios	EQ Advisors Trust

EQ/FI Mid Cap Value Portfolio

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

THE INVESTMENT STRATEGY

The Adviser normally invests at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in securities of companies with medium market capitalizations. Although a universal definition of medium market capitalization companies does not exist, for purposes of this Portfolio, the Adviser generally defines medium market capitalization companies as those companies whose market capitalization is within the capitalization range of the Russell 3000 Index, excluding the largest 100 such companies. The Adviser intends to manage the Portfolio so that its weighted median market capitalization range falls within the capitalization range of the companies in the Russell Midcap Index and the S&P MidCap 400 Index. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment. Companies whose capitalization is above this level after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions, and the composition of each index. As of December 31, 2005, the capitalization of companies in the Russell MidCap Index and S&P 400 Index ranged from $423.4 million to $18.4 billion. The Adviser may also invest the Portfolio’s assets in companies with larger market capitalizations.

The Adviser invests in companies that it believes are undervalued in the marketplace in relation to factors such as the company’s assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/book, price/sale, or price/ earnings ratios. The stocks of these companies are often called “value” stocks. The Adviser may also invest in stocks that are not called value stocks.

The Adviser normally invests the Portfolio’s assets primarily in common stock. The Adviser may invest the Portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The Adviser may use various techniques, such as buying and selling futures contracts and exchange traded funds to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. The Portfolio may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective. If the Adviser’s strategies do not work as intended, the Portfolio may not achieve its objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Equity Risk

•	Foreign Securities Risk

•	Liquidity Risk

•	Portfolio Turnover Risk

•	Mid-Cap Company Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because a different Adviser advised the Portfolio prior to July 24, 2000.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
16.38% (2003 2nd Quarter)	–20.25% (1998 3rd Quarter)
*	For periods prior to the date Class IA shares commenced operations (November 24, 1998), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.

EQ Advisors Trust	About the investment portfolios	11

Equity Portfolios (continued)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/FI Mid Cap Value Portfolio —Class IA Shares	11.62%	9.45%	6.88%**
Russell Mid Cap Value†, ††	12.65%	12.21%	12.92%
Russell 2500 Value Index†	7.74%	13.43%	13.13%
**	Performance information for this period is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”
††	Effective November 1, 2005, this index replaced the Russell 2500 Value as the Portfolio’s benchmark because this index reflects more closely the sectors in which the Portfolio invests.

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/FI Mid Cap Value Portfolio	Class IA Shares
Management Fee	0.73%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses*	0.14%
Total Annual Portfolio Operating Expenses	0.87%
Less Fee Waiver/Expense Reimbursement**	(0.02)%
Net Annual Portfolio Operating Expenses***	0.85%
*	“Other Expenses” have been restated to reflect current fees.
**	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement). (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
***	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, and the restatement of Other Expenses, the Net Annual Portfolio Operating Expenses for the Portfolio would be 0.83% for Class IA shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares
1 Year	$87
3 Years	$275
5 Years	$479
10 Years	$1,067

WHO MANAGES THE PORTFOLIO

Fidelity Management & Research Company (“FMR”), 82 Devonshire Street, Boston, Massachusetts 02109, has been the Portfolio’s Adviser since July 24, 2000. FMR may enter into agreements with its affiliates, including FMR Co., Inc., in providing services to the Portfolio. As of December 31, 2005, FMR and its affiliate FMR Co., Inc. managed over $1.2 trillion in mutual fund assets.

Richard Fentin and James Harmon have been responsible for the day-to-day management of the Portfolio since December 2003. Mr. Fentin is a vice president and manager and has been associated with FMR as a portfolio manager, portfolio assistant and analyst since 1979. Mr. Harmon is a vice president and manager and has been associated with FMR as a portfolio manger, portfolio assistant and analyst since 1995.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

12	About the investment portfolios	EQ Advisors Trust

EQ/MFS Emerging Growth Companies Portfolio

INVESTMENT OBJECTIVE: Seeks to provide long-term capital growth.

THE INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, primarily in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies are companies that the Adviser believes are either:

•	early in their life cycle but have the potential to become major enterprises; or

•	are major enterprises which the Adviser believes have above-average growth prospects whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

For purposes of this Portfolio, emerging growth companies may be of any size and the Adviser would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and rate of inflation. The Portfolio’s investments may include securities traded in the over-the-counter markets.

The Adviser uses a “bottom-up” investment style in managing the Portfolio. This means the securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the Adviser.

In addition, the Adviser may invest up to 25% of the Portfolio’s assets in foreign securities, including those in emerging markets, or in cash and cash equivalents.

The Portfolio may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Equity Risk

•	Foreign Securities Risk

Currency Risk

Emerging Markets Risk

•	Growth Investing Risk

•	Portfolio Turnover Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns of the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
53.14% (1999 4th Quarter)	–28.43% (2001 3rd Quarter)
*	For periods prior to the date Class IA shares commenced operations (November 24, 1998), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by the Class IB shares. Class IA shares do not pay any 12b-1 fees.

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/MFS Emerging Growth Companies Portfolio — Class IA Shares	9.38%	–6.97%**	5.55%**
Russell 3000 Growth Index†	5.17%	–3.15%	4.46%
**	Performance information for these periods is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

EQ Advisors Trust	About the investment portfolios	13

Equity Portfolios (continued)

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/MFS Emerging Growth Companies Portfolio	Class IA Shares
Management Fee	0.65%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses*	0.14%
Total Annual Portfolio Operating Expenses**	0.79%
*	“Other Expenses” have been restated to reflect current fees.
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, and the restatement of Other Expenses, the Total Annual Portfolio Operating Expenses for the Portfolio would be 0.76% for Class IA shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares
1 Year	$80
3 Years	$251
5 Years	$437
10 Years	$974

WHO MANAGES THE PORTFOLIO

MFS Investment Management (“MFS”), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and founded the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 2005, MFS had $162.5 billion in assets under management.

David Sette-Ducati and Eric B. Fishman are primarily responsible for the day-to-day management of the Portfolio. Mr. Sette-Ducati has been a Senior Vice President and Portfolio Manager at MFS since 2001. Prior to that time he served as Vice President and Portfolio Manager at MFS. Mr. Fishman has been Vice President and Portfolio Manager since April 2002. Prior to that time he was a research analyst with MFS since 2000.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

14	About the investment portfolios	EQ Advisors Trust

2. More information on principal risks and benchmarks

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio’s investment results.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

General Investment Risks: Each Portfolio is subject to the following risks:

Adviser Selection Risk: The risk that AXA Equitable’s process for selecting or replacing an Adviser and its decision to select or replace an Adviser does not produce the intended results.

Asset Class Risk: There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Securities Lending Risk: For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Security Risk: The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company’s financial condition as well as overall market and economic conditions.

Security Selection Risk: The Adviser(s) for each Portfolio selects particular securities in seeking to achieve the Portfolio’s objective within its overall strategy. The securities selected for the Portfolio may not perform as well as other securities that were not selected for the Portfolio. As a result the Portfolio may underperform other funds with the same objective or in the same asset class.

As indicated in “About the Investment Portfolios,” a particular Portfolio may also be subject to the following risks:

Convertible Securities Risk: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable the holder to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

Derivatives Risk: Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Portfolio uses a derivative security for purposes other than as a hedge, that Portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Futures and Options Risk: To the extent a Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

Equity Risk: Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods. The value of such securities will change based on

EQ Advisors Trust	More information on principal risks and benchmarks	15

changes in a company’s financial condition and in overall market and economic conditions.

Fixed Income Risk: To the extent that any of the Portfolios invest a substantial amount of assets in fixed income securities, a Portfolio may be subject to the following risks:

Asset-Backed Securities Risk: Asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio’s yield. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions.

Credit Risk: The actual or perceived reduction in the creditworthiness of debt issuers generally will have adverse effects on the values of their debt securities. Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio’s transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

Credit risk is particularly significant for the Portfolios that may invest a material portion of their assets in “junk bonds” or lower-rated securities.

Interest Rate Risk: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Junk Bonds or Lower Rated Securities Risk: Bonds rated below investment grade (i.e. BB by S&P or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

Mortgage-Backed Securities Risk: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to the risks of interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. In addition, when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Focused Portfolio Risk: Portfolios that invest in the securities of a limited number of companies may incur more risk because changes in

16	More information on principal risks and benchmarks	EQ Advisors Trust

the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value.

Foreign Securities Risk: A Portfolio’s investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect a Portfolio’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of a Portfolio’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. A Portfolio may be subject to the following risks associated with investing in foreign securities:

Currency Risk: The risk that fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio’s investment in securities denominated in a foreign currency or may widen existing losses.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly form those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Depositary Receipts: A Portfolio may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Growth Investing Risk: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

EQ Advisors Trust	More information on principal risks and benchmarks	17

Leveraging Risk: When a Portfolio borrows money or otherwise leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

Liquidity Risk: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, certain small company securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

Portfolio Turnover Risk: The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% in any given fiscal year (high portfolio turnover). High portfolio turnover may result in increased transaction costs to a Portfolio and its shareholders, which would reduce investment returns.

Small-Cap and/or Mid-Cap Company Risk: A Portfolio’s investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization.

Value Investing Risk: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

18	More information on principal risks and benchmarks	EQ Advisors Trust

Benchmarks

The performance of each of the Trust’s Portfolios as shown in the section “About the Investment Portfolios” compares each Portfolio’s performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios’ annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

The Russell 3000® Index (“Russell 3000”) is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Russell 3000® Growth Index is an unmanaged index that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Index (“Russell 1000”) is an unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000, and represents approximately 92% of the total market capitalization of the Russell 3000.

The Russell 1000® Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.

The Russell 2500™ Index (“Russell 2500”) is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000, which represents approximately 16% of the total market capitalization of the Russell 3000.

The Russell 2500™ Value Index is an unmanaged index which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Mid Cap® Index (“Russell Mid Cap”) is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000, which represents about 25% of the total market capitalization of the Russell 1000.

The Russell Mid Cap® Value Index (“Russell Mid Cap Value”) is an unmanaged index that measures the performance of those Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values.

The Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index”) is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization as of December 31, 2005 of about $2.42 billion), liquidity, and industry group representation. The S&P MidCap 400 Index returns reflect the reinvestment of dividends.

EQ Advisors Trust	More information on principal risks and benchmarks	19

3. Management of the Trust

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section “About The Investment Portfolios.”

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among fifty-three (53) Portfolios, each of which has authorized Class IA and Class IB shares. This Prospectus describes the Class IA shares of four (4) Portfolios. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this Prospectus.

The Manager

AXA Equitable, through its AXA Funds Management Group unit (the “Manager”), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. AXA Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios, including the selection of Advisers. The Manager plays an active role in monitoring each Portfolio and Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Adviser’s portfolio management team to determine whether its investment activities remain consistent with the Portfolios’ investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser’s overall business. The Manager monitors continuity in the Adviser’s operations and changes in investment personnel and senior management. The Manager performs due diligence reviews with each Adviser no less frequently than annually.

The Manager obtains detailed, comprehensive information concerning Portfolio and Adviser performance and Portfolio operations that is used to supervise and monitor the Advisers and the Portfolio operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which Portfolio performance is measured.

The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the Portfolios. The Manager may appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees. The Manager also has discretion to allocate each Portfolio’s assets among the Portfolio’s Advisers. The Manager recommends Advisers for each Portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers. The Manager has received an exemptive order from the SEC to permit it and the Trust’s Board of Trustees to appoint, dismiss and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust’s Board of Trustees, to appoint, dismiss and replace Advisers and to amend advisory agreements without obtaining shareholder approval. When a new Adviser is retained for a Portfolio, shareholders will receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of AXA Equitable (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein L.P., unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected Portfolio’s shareholders.

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management agreement with AXA Equitable and the investment advisory agreements with the Advisers is available in the Trust’s Annual Report to Shareholders dated December 31, 2005, unless otherwise noted. A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management agreement with AXA Equitable is available in the Trust’s Semi-Annual Report to Shareholders date June 30, 2005.

Management Fees

Each Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio’s average daily net assets) that the Manager received in 2005 for managing each of the Portfolios included in the table and the rate of the management fees waived by the Manager in 2005 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to certain of the Portfolios.

Management Fees Paid by the Portfolios in 2005

Portfolios	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
EQ/Alliance Large Cap Growth	0.90%	0.23%
EQ/Bernstein Diversified Value	0.61%	0.04%
EQ/FI Mid Cap Value	0.73%	0.02%
EQ/MFS Emerging Growth Companies	0.65%	0.00%
*	Annualized

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The Advisers are paid by the Manager. Changes to the advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval.

AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each Portfolio pays AXA Equitable a fee at an annual rate of 0.12% of the first $3 billion of total Trust average daily net assets, 0.11% of the next $3 billion, 0.105% of the next $4 billion, 0.10% of the next $20 billion of total Trust’s average daily net assets and 0.975% of the total Trust average daily net assets in excess of $30 billion, plus $30,000 for each Portfolio.

Expense Limitation Agreement

In the interest of limiting until April 30, 2007 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Portfolio listed in the following table, the Manager has entered into an expense limitation agreement with the Trust with respect to those Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its management, administrative and other fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) are limited to the following respective expense ratios:

Expense Limitation Provisions

Portfolios	Total Expenses Limited to (% of daily net assets)
EQ/Alliance Large Cap Growth†	0.80%
EQ/Bernstein Diversified Value	0.70%
EQ/FI Mid Cap Value	0.85%

The Manager may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within five years (or three years for certain Portfolios, as indicated by a “†” in the above table) of the payment or waivers being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Portfolio will be charged such lower expenses.

Legal Proceedings

Alliance Capital Management

Material Litigation and Regulatory Matters

All aspects of AllianceBernstein L.P.’s (“AllianceBernstein” and “the firm”) business are subject to various federal and state laws and regulations, and to laws in foreign countries in which AllianceBernstein’s subsidiaries conduct business. Accordingly, from time to time, regulators contact AllianceBernstein seeking information concerning the firm and its business activities. At any given time, AllianceBernstein is also a party to civil lawsuits.

Please see below for details on current material litigation against AllianceBernstein and material regulatory matters involving AllianceBernstein:

Pending Litigation

1. Mutual Fund Revenue Sharing.  On June 22, 2004, a purported class action complaint styled Aucoin, et al. v. Alliance Capital Management L.P., et al. was filed against the firm and other defendants. The complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. Plaintiff seeks unspecified actual and punitive damages, asserting claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Investment Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiff also seeks rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses. Other, related complaints were filed, and have been consolidated in New York federal district court. In October 2005, the Court dismissed the consolidated complaint except for plaintiffs’ claim under Section 36(b). In January 2006, the Court granted Alliance’s motion for reconsideration and dismissed plaintiffs’ Section 36(b) claim as well. The plaintiffs have moved for leave to amend their complaint. Alliance believes that the plaintiffs’ allegations are without merit and intends to vigorously defend against them if their dismissal is appealed.

2. Alliance Premier Growth Fund Litigation.  In December 2002, a complaint styled Goggins v. Alliance Capital Management was filed in federal court alleging that the registration statement and prospectus for the Large Cap Growth Fund (f/k/a the Premier Growth Fund) were materially misleading in describing the objectives and strategies of the Fund in relation to its investments in Enron shares. The firm and the

EQ Advisors Trust	Management of the Trust	21

other defendants moved to dismiss the complaint. In December 2004, the court granted our motion and dismissed the Goggins case. In January 2006, the U.S. Court of Appeals for the Third Circuit affirmed the dismissal. AllianceBernstein and the other defendants in these actions believe that the allegations are without merit and intend to vigorously defend against them if they should be asserted again.

3. Premier Growth Fund Litigation (Jaffe).  In September 2002, a complaint styled Jaffe v. Alliance Capital Management, et al. was filed in federal court alleging that the firm breached its fiduciary duties to the Large Cap Growth Fund (f/k/a Premier Growth Fund) by causing it to invest in Enron shares and that the agreements between the firm and the Fund violated the Investment Company Act of 1940. In May 2005, the court dismissed the amended Jaffe complaint on the ground that plaintiff failed to make a demand on the Fund’s board pursuant to Fed. R. Civ. P. 23.1. Plaintiff’s time to appeal has expired. On June 15, 2005, plaintiff made a demand of the Fund’s board requesting that it take action against AllianceBernstein for the reasons set forth in the amended Jaffe complaint. The board subsequently declined to take the requested action. The firm believes that the allegations in Jaffe are without merit and intends to vigorously defend against them should they be asserted again.

4. Illinois Class Action Complaint.  On October 1, 2003, a class action complaint was filed in Illinois state court against Alliance Capital Management L.P. (now known as AllianceBernstein L.P.) by an alleged shareholder in the Premier Growth Fund. In June 2004, plaintiffs amended the complaint, adding a new plaintiff and seeking to allege claims on behalf of a class of all investors holding an interest in any portfolio managed by the firm’s Large Cap Growth Team. The amended complaint alleges that the firm breached a contract consisting principally of firm marketing materials that allegedly required the Team to purchase only “1-rated” stocks for the Large Cap Growth portfolios. AllianceBernstein removed the amended complaint to federal court in Illinois, and plaintiffs moved to remand it to state court. On August 30, 2004, the federal court remanded the amended complaint to state court in Illinois. The firm’s appeal of the remand order was denied on September 2, 2005. AllianceBernstein and the other defendants in this action believe that the allegations are without merit and intend to vigorously defend against them.

4. Market Timing and Late Trading Litigation.  On October 2, 2003, a complaint (“Hindo”) was filed in federal court in New York alleging that AllianceBernstein and numerous other defendants entered into agreements under which certain parties were permitted to engage in “late trading” and “market timing” transactions in certain firm-sponsored mutual funds in violation of the Securities Act of 1933 (“Securities Act”), the Securities Exchange Act of 1934 (“Exchange Act”) and the Investment Advisers Act of 1940. Hindo further alleges that the prospectuses for certain of these funds were false and misleading. Since October 3, 2003, numerous additional lawsuits making factual allegations generally similar to those in Hindo have been filed in federal and state court, including a complaint by the West Virginia attorney general. Others may be filed. Certain of these lawsuits allege claims under the Securities Act and Exchange Act, as well as claims under the Investment Company Act, the Employee Retirement Income Security Act of 1974 and common law. All of these lawsuits seek an unspecified amount of compensatory damages. Consolidated amended complaints were filed in the actions, and AllianceBernstein has moved to dismiss them. AllianceBernstein and the other defendants in these actions intend to vigorously defend against them.

5. Enron Shareholder Litigation.  On April 8, 2002, in In re Enron Corporation Securities Litigation, a consolidated complaint (“Enron Complaint”) was filed in federal court in Houston against numerous defendants, including the firm. The principal allegations pertaining to the firm are that it violated Sections 11 and 15 of the Securities Act with respect to a registration statement filed by Enron and effective with the SEC on July 18, 2001, which was used to sell $1.9 billion Enron Corp. Zero Coupon Convertible Notes due 2021. Plaintiffs allege that Frank Savage, who was at that time an employee of Alliance Capital Management L.P. and who was a director of the General Partner of Alliance Capital Management L.P., signed the registration statement at issue. Plaintiffs allege that the registration statement was materially misleading. Plaintiffs further allege that the firm was a controlling person of Frank Savage. Plaintiffs therefore assert that the firm is itself liable for the allegedly misleading registration statement. Plaintiffs seek rescission or a rescissory measure of damages. On June 3, 2002, we moved to dismiss the Enron Complaint as the allegations therein pertain to it. On March 12, 2003, that motion was denied. The firm filed its answer to an amended consolidated complaint on June 13, 2003 and has filed an opposition to class certification. That motion is pending. The case is currently in discovery. AllianceBernstein believes that plaintiffs’ allegations in the Enron Amended Consolidated Complaint as to it are without merit and intends to vigorously defend against these allegations.

* * *

At the present time, we are unable to predict the outcome or estimate a possible loss or range of loss in respect of the foregoing matters because of the inherent uncertainty regarding the outcome of complex litigation.

With respect to all significant litigation matters, we conduct a probability assessment of the likelihood of a negative outcome. If the likelihood of a negative outcome is probable, and the amount of the loss can be reasonably estimated, we record an estimated loss for the expected outcome of the litigation as required by Statement of Financial Accounting Standards No. 5 (“SFAS No. 5”), “Accounting for Contingencies”, and Financial Accounting Standards Board (“FASB”) Interpretation No. 14, “Reasonable Estimation of the Amount of a Loss — an interpretation of FASB Statement No. 5”.

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If the likelihood of a negative outcome is reasonably possible and we are able to indicate an estimate of the possible loss or range of loss, we disclose that fact together with the estimate of the possible loss or range of loss. However, it is difficult to predict the outcome or estimate a possible loss or range of loss because litigation is subject to significant uncertainties, particularly when plaintiffs allege substantial or indeterminate damages, or when the litigation is highly complex or broad in scope.

Past Litigation

1. Florida SBA Litigation.  In May 2002, The Florida State Board of Administration (“SBA”) filed a complaint against Alliance Capital Management L.P. in Florida state court claiming that it breached an investment management contract, was negligent and violated the Florida Securities and Investor Protection Act. It later filed an amended complaint alleging, among other things, that the firm breached its contract with the SBA by investing in or continuing to hold stocks for the SBA’s investment portfolio that were not “1-rated” by AllianceBernstein analysts — including but not limited to Enron stock — the highest rating that Alliance’s research analysts could assign. On January 27, 2004, the court denied the firm’s motion to dismiss the Amended Complaint’s fraud and breach of fiduciary duty claims. On April 18, 2005, the jury in the matter found in favor of the firm on all counts. The parties have agreed that there will be no appeal.

2. Proof-of-Claim Litigation.  On January 12, 2005, a purported class action complaint styled Charles Davidson and Bernard Samson, et al. v. Bruce W. Calvert, et al. was filed against the firm, various current and former directors of the firm, and other defendants in the United States District Court for the Southern District of New York by alleged shareholders of AllianceBernstein Funds. The complaint alleges that Alliance, as investment adviser to the AllianceBernstein Funds, and the other defendants breached their fiduciary duties under the Investment Company Act by failing to ensure that the AllianceBernstein Funds participated in certain securities class action settlements for which the Funds were eligible. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, and forfeiture of all commissions and fees paid to the defendants. Two additional lawsuits making factual allegations substantially similar to those in the Davidson Complaint were filed against the firm and other unaffiliated defendants. On April 11, 2005, the court signed an order dismissing the Davidson action with prejudice.

3. Premier Growth Fund Litigation (Benak).  On December 7, 2001, a complaint styled Benak v. Alliance Capital Management L.P. and Alliance Premier Growth Fund was filed in the federal court in New Jersey against Alliance Capital and the Large Cap Growth Fund (f/k/a Premier Growth Fund) alleging that defendants violated Section 36(b) of the Investment Company Act of 1940. Plaintiff’s principal allegations are that Alliance Capital breached its duty of loyalty to Premier Growth Fund because one of the directors of the General Partner of the firm served as a director of Enron Corp. when Premier Growth Fund purchased shares of Enron, and as a consequence thereof the investment advisory fees paid to the firm by Premier Growth Fund should be returned as a means of recovering for Premier Growth Fund the losses plaintiff alleges were caused by the alleged breach of the duty of loyalty. On February 9, 2004, the Court granted with prejudice our motion to dismiss the Benak Consolidated Amended Complaint, holding that plaintiff’s allegations failed to state a claim under Section 36(b). Plaintiffs have not appealed.

4. Miller Litigation.  On April 25, 2001, an amended class action complaint styled Miller, et al. v. Mitchell Hutchins Asset Management, Inc., et al. (“Amended Complaint”) was filed in the federal court against the firm and other defendants alleging violations of the ICA and breaches of common law fiduciary duty. The principal allegations of the Amended Complaint were that the advisory and distribution fees for certain mutual funds managed by the firm were excessive in violation of the ICA and the common law. Plaintiffs subsequently amended their complaint to include as plaintiffs shareholders of seven mutual funds sponsored by the firm. On December 19, 2003, the parties entered into a settlement agreement resolving the matter, and it has been dismissed by the Court.

Pending Regulatory Matters

1. Mutual Fund Trading Matters.  Certain regulatory authorities, including the SEC and the Office of the New York State Attorney General (“NYAG”), are investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares and have requested that the firm provide information to them. Our firm has cooperated and will continue to cooperate with all of these authorities.

On December 18, 2003, the firm reached terms with the SEC for the resolution of regulatory claims against Alliance Capital Management L.P. with respect to market timing. The SEC Order reflecting the agreement found that the firm maintained relationships with certain investors who were permitted to engage in market timing trades in certain domestic mutual funds sponsored by the firm in return for or in connection with making investments (which were not actively traded) in other firm products, including hedge funds and mutual funds, for which it receives advisory fees (“Market Timing Relationships”). The Order also stated that the SEC determined to accept an Offer of Settlement submitted by Alliance Capital Management L.P. The firm concurrently reached an agreement in principle with the NYAG which was subject to final, definitive documentation. That documentation, titled the Assurance of Discontinuance, is dated September 1, 2004.

Under both the SEC Order and the NYAG agreement, the firm must establish a $250 million fund to compensate fund shareholders for the adverse effect of market timing. Of the $250 million fund, the Agreements characterize $150 million as disgorgement and $100 million as a penalty. The Agreement with the NYAG requires a weighted average reduction in fees of 20% with respect to investment advisory

EQ Advisors Trust	Management of the Trust	23

agreements with AllianceBernstein-sponsored U.S. long-term open-end retail mutual funds for a minimum of five years, which commenced January 1, 2004. The terms of the agreements also call for the formation of certain compliance and ethics committees and the election of independent chairman to mutual fund boards, among other things.

The investigations by the SEC and NYAG are continuing. On February 10, 2004, we received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (“West Virginia Securities Commission”) (together, the “Information Requests”). Both Information Requests require us to produce documents concerning, among other things, any market timing or late trading in our sponsored mutual funds. We responded to the Information Requests and are cooperating fully with the investigation.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a “Summary Order to Cease and Desist, and Notice of Right to Hearing” addressed to Alliance Capital Management L.P. and Alliance Capital Management Holding L.P. The Summary Order claims that the firms violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. On January 25, 2006, we and other unaffiliated firms filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court, seeking to vacate the Summary Order and for other relief. We intend to vigorously defend against the allegations in the Summary Order.

2. Alliance Capital Asset Management (India) Pvt. Ltd.  On August 9, 2003, the Securities and Exchange Board of India (“SEBI”) ordered that Samir C. Arora, a former research analyst/portfolio manager of Alliance, refrain from buying, selling or dealing in Indian equity securities. Until August 4, 2003, when Mr. Arora announced his resignation from Alliance, he served as head of Asian emerging markets equities and a fund manager of Alliance Capital Asset Management (India) Pvt. Ltd. (“ACAML”), a fund management company 75% owned by the firm. The order states that Mr. Arora relied on unpublished price sensitive information in making certain investment decisions on behalf of certain clients of ACAML and the firm, that there were failures to make required disclosures regarding the size of certain equity holdings and that Mr. Arora tried to influence the sale of Alliance Capital Management L.P.’s stake in ACAML. On March 31, 2004, SEBI issued a final order against Mr. Arora barring him from dealing directly or indirectly in the Indian securities markets for a period of five years commencing from August 9, 2003. On October 15, 2004, the Securities Appellate Tribunal allowed Mr. Arora’s appeal and set aside SEBI’s order.

On September 8, 2003, SEBI issued to Alliance Capital Management L.P. a show cause notice and finding of investigation (the “Notice”). The Notice required the firm to explain its failure to make disclosure filings as to the acquisition of shares of five (5) Indian equity securities held at various times by Alliance Capital Management L.P. (through sub-accounts under foreign institutional investor licenses), ACAML and Alliance Capital Management L.P.’s local Indian mutual fund as required under certain SEBI regulations when the holdings of the said entities in the Relevant Scrips crossed 5% which could make the firm liable to pay penalties prescribed under Section 15A of the SEBI Act, 1992, which requires that disclosure be made when the holdings of an investor (or a group of investors acting in concert) in an Indian security either exceeds five percent (5%) of the outstanding shares or changes by more than two percent (2%). On May 12, 2004, SEBI fined ACAML and its local Indian mutual fund approximately US $630,000 for not filing the required notices in a timely manner.

On August 18, 2004, the SEBI entered an order of adjudication against ACAML, its local Indian mutual fund and the firm for violations of Section 15G and 15HA of the SEBI Act. The order states that a portfolio manager of ACAML relied upon unpublished price sensitive information in making certain investment decisions on behalf of certain clients of ACAML and the firm and that during various time periods he engaged in manipulative trading activity with respect to certain other securities. The firm and ACAML intend to file an appeal with respect to the order with the Securities Appellate Tribunal. SEBI imposed a penalty of R.S. 150,000,000 (approximately $3,200,000) jointly and severally on ACAML and the firm.

The allegations against the firm and ACAML contained in these orders of adjudication were largely based on the alleged actions of Mr. Arora, for which the firm and ACAML were allegedly responsible. These alleged actions were the subject of SEBI’s order against Mr. Arora, which has now been set aside. We believe that if the setting aside of SEBI’s order against Mr. Arora is not overturned on appeal, it should substantially strengthen the firm’s legal position in its appeal of the SEBI orders against the firm and ACAML.

3. On July 26, 2005, the National Association of Securities Dealers, Inc. (“NASD”) notified our broker dealer subsidiary Sanford C. Bernstein & Co., LLC (“SCB”) and an SCB research analyst that the NASD enforcement staff was recommending that enforcement actions be commenced against SCB and the analyst (this notification typically is called a “Wells Notice”). The analyst had written research reports that announced the suspension of SCB’s and the analyst’s coverage of certain securities, and the analyst subsequently sold personal holdings in the same securities. Prior to joining SCB, the analyst received the securities as compensation while employed by the issuers of those securities. The NASD claims that SCB and the analyst violated NASD rules that restrict personal trading by research analysts. On January 3, 2006, SCB and the analyst signed a Letter of Acceptance, Waiver and Consent (the “AWC”) resolving any claims involving SCB and the analyst, Charles B. (“Brad”) Hintz, and imposing a fine of $350,000 against SCB and of $200,000 against Mr. Hintz. The NASD has approved the AWC. The firm recorded an earnings charge of $350,000 in connection therewith.

24	Management of the Trust	EQ Advisors Trust

4. On July 26, 2005, the New York Stock Exchange, Inc. (“NYSE”) gave a Wells Notice to each of approximately 20 member firms, including SCB, claiming that the firms violated NYSE rules by failing to properly identify certain short sale transactions as short sales in Electronic Blue Sheet submissions. For SCB, this issue was the result of a coding problem in an electronic reporting system. That problem was corrected in 2003. On September 26, 2005, SCB entered into a stipulation of facts and consent to penalty with the NYSE. On January 3, 2006, an NYSE hearing panel approved the stipulation and consent. The firm recorded a $150,000 earnings charge in connection with the settlement of this matter.

5. On September 16, 2005, the SEC issued a Wells notice to the firm claiming that it aided and abetted violations of Section 19(a) of the Investment Company Act of 1940 by the Alliance All-Market Advantage Fund and the Spain Fund. The notice alleged that the funds did not, under Section 19(a), provide the required disclosure of the character of dividend distributions. The funds revised their dividend disclosures in 2004 in response to the SEC’s review of this matter and the firm believes that the disclosures now fully comply with Section 19(a). The firm has reached an agreement in principle with the SEC to resolve this matter, and has recorded a $450,000 earnings charge in connection therewith.

Past Regulatory Matters

1. On March 31, 2004, the firm and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that Morgan Stanley violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC had indicated publicly that, among other things, it was considering enforcement action in connection with mutual funds’ disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC and NASD issued subpoenas to the firm in connection with this matter. We cooperated fully with their inquiry. On June 8, 2005, the NASD announced that the firm’s mutual fund distributor had paid $4 million to settle the inquiry, without admitting or denying liability. Management believes that this settlement will resolve both investigations.

2. On April 17, 1997, the SEC accepted an Offer of Settlement from the firm and issued an Order Instituting Proceedings, Making Findings and Imposing Remedial Sanctions Pursuant to Section 203(e)(5) of the Investment Advisor Act of 1940 (the “Order”). In the Order, the SEC found that in the 1990-92 period Alliance Capital had not adequately supervised the personal securities trading of one of its former employees based on the firm’s failure to have sufficient supervisory procedures in place and failure to implement properly those procedures. In making its Offer of Settlement, the firm neither admitted nor denied the SEC’s findings set forth in the Order. As part of the settlement, the firm agreed to be censured, to pay a civil monetary penalty of $100,000 and to retain an independent consultant to conduct a review of the firm’s personal trading policies and procedures.

The SEC did not charge Alliance Capital with any intentional or willful conduct or complicity with the former employee’s trading. The firm has substantially improved its policies and procedures concerning personal trading by employees. These improvements include increased restrictions on personal trading and a requirement that all officers and advisory personnel obtain pre-clearance for personal trades from our Compliance Department. Our current policies and procedures concerning personal trading by employees are consistent with industry norms and with recommendations made by the Investment Company Institute.

3. The Securities and Exchange Commission (“SEC”) found that from approximately May 4, 1973 to April 30, 1975, Alliance Capital Management Corporation (“ACMC” predecessor of ACMLP and recently its general partner) violated Section 206 of the Advisers Act in that disclosure was not made to certain discretionary clients of ACMC who were paying brokerage commissions on over-the-counter transactions to Alcor Securities Corporation, a wholly-owned subsidiary of ACMC, which issued confirmations showing the charges on those transactions. By order dated September 13, 1979, the SEC simultaneously instituted administrative proceedings under the Investment Advisers Act of 1940, naming ACMC as respondent and accepted an offer of settlement in which ACMC, without admitting or denying the allegations against it, consented to the SEC’s Order Making Findings and Imposing Remedial Sanctions.

In addition to the foregoing regulatory investigation matters, please note that between September 2005 and November 2005, the SEC conducted a routine inspection of Alliance Capital, its affiliated registered investment advisers and the AllianceBernstein fund complex. On January 12, 2006, we received a comment letter from the SEC that noted no material deficiencies.

AllianceBernstein is involved in various other inquiries, administrative proceedings and litigation, some of which allege substantial damages. While any proceeding or litigation has the element of uncertainty, AllianceBernstein believes that the outcome of any one of the other lawsuits or claims that is pending or threatened, or all of them combined, will not have a material adverse effect on its ability to perform under its investment management agreements with clients.

A discussion of material litigation and regulatory matters also is contained in AllianceBernstein’s Form 10-K for the year ended December 31, 2005. If you would like additional information concerning any of these matters, or any other matters, please let us know.

MFS Investment Management (“MFS”)

On March 31, 2004, MFS settled an administrative proceeding with the SEC regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term “MFS funds” means the open-end registered management investment companies sponsored by MFS). The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. In addition, in February

EQ Advisors Trust	Management of the Trust	25

2004, MFS reached agreement with the SEC, the NYAG and the Bureau of Securities Regulation of the State of New Hampshire to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund prospectuses regarding market timing and related matters.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney’s fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney’s fees and costs. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS’ internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS’ use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. In February, March, and April 2005, the defendants filed separate motions to dismiss all claims of the various lawsuits (except Reaves, which has not been separately briefed), and hearings have been held on those motions. On November 3, 2005, the district judge considering the motions to dismiss the Riggs and Hammerslough actions issued memoranda indicating that it intends to grant in part and deny in part defendants’ motions in these actions. The judge will issue a formal order after the parties submit proposed orders consistent with the court’s memoranda. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. It is not clear whether any amounts paid in connection with the above regulatory settlements will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

26	Management of the Trust	EQ Advisors Trust

4. Fund distribution arrangements

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC (“AXA Advisors”) serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. AXA Distributors, LLC (“AXA Distributors”) serves as the other distributor for the Class IB shares of the Trust as well as for the Class IA shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA Distributors are affiliates of AXA Equitable. Both AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

The Distributors may receive payments from certain Advisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Advisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the Advisers with increased access to persons involved in the distribution of the Contracts. The Distributors also may receive marketing support from the Advisers in connection with the distribution of the Contracts.

EQ Advisors Trust	Fund distribution arrangements	27

5. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period during which the New York Stock Exchange is closed (other than a weekend or holiday) or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities, the securities of small- and mid-capitalization companies or high-yield securities tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•	The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•	The limits on AXA Equitable’s ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. The Trust aggregates inflows and outflows for each Portfolio on a daily basis. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected

28	Buying and selling shares	EQ Advisors Trust

Contract. Because AXA Equitable exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable or the Trust may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

EQ Advisors Trust	Buying and selling shares	29

6. How portfolio shares are priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities

Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent.

•	A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold because foreign securities sometimes trade on days when a Portfolio’s shares are not priced.

Generally, Portfolio securities are valued as follows:

•	Equity securities – most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) – based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) – amortized cost (which approximates market value).

•	Securities traded on foreign exchanges – most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•	Options – last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures – last sales price or, if there is no sale, latest available bid price.

•	Investment Company Securities – shares of open-end mutual funds held by a Portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•	Other Securities – other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of fund shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s NAV by those traders.

30	How portfolio shares are priced	EQ Advisors Trust

7. Dividends and other distributions and tax consequences

Dividends and Other Distributions

The Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of that Portfolio.

Tax Consequences

Each Portfolio is treated as a separate corporation and intends to qualify or continue to qualify to be treated as a regulated investment company for federal tax purposes. A Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, limits on investments, types of income, and distributions. A regulated investment company that satisfies those requirements is not taxed at the entity (Portfolio) level to the extent it passes through its income and gains to its shareholders by making distributions. Although the Trust intends each Portfolio will be operated to have no federal tax liability, if any Portfolio does have federal tax liability, that would hurt its investment performance. Also, any Portfolio that invests in foreign securities or holds foreign currencies could be subject to foreign taxes that could reduce its investment performance.

It is important for each Portfolio to maintain its regulated investment company status (and satisfy certain other requirements) because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance and annuity contracts. If a Portfolio failed to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through that Portfolio could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. AXA Equitable, in its capacity as Administrator and Manager, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance and annuity contract investment diversification rules.

Contract owners seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.

EQ Advisors Trust	Dividends and other distributions and tax consequences	31

8. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Capital gain distributions — Payments to a Portfolio’s shareholders of profits earned from selling securities in that Portfolio. Capital gain distributions are usually paid once a year.

Derivative — A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any front-end sales charge or contingent deferred sales charge. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Portfolio is, the less volatile it will be.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

32	Glossary of Terms	EQ Advisors Trust

9. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for the Trust’s Class IA and Class IB shares for each of the Portfolios. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio’s operations). The financial information below for the Class IA and Class IB for each of the Portfolios shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the Trust’s financial statements as of December 31, 2005 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

EQ Advisors Trust	Financial Highlights	33

Financial Highlights (cont’d)

EQ/Alliance Large Cap Growth Portfolio

	Year Ended December 31,
Class IA	2005(e)	2004	2003	2002	2001
Net asset value, beginning of year	$6.81	$6.27	$5.07	$7.35	$9.65

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.01)	— #	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	1.06	0.55	1.20	(2.26)	(2.29)

Total from investment operations	1.04	0.54	1.20	(2.28)	(2.30)

Less distributions:
Distributions from realized gains	—	—	—	—	— #

Net asset value, end of year	$7.85	$6.81	$6.27	$5.07	$7.35

Total return	15.27%	8.61%	23.67%	(31.02)%	(23.83)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$294,078	$405,919	$355,205	$21,361	$39,076
Ratio of expenses to average net assets:
After waivers	0.80%	0.85%	0.90%	0.90%	0.90%
After waivers and fees paid indirectly	0.77%	0.79%	0.89%	0.89%	N/A
Before waivers and fees paid indirectly	0.95%	0.95%	0.95%	0.99%	0.96%
Ratio of net investment loss to average net assets:
After waivers	(0.25)%	(0.15)%	(0.10)%	(0.24)%	(0.15)%
After waivers and fees paid indirectly	(0.22)%	(0.09)%	(0.09)%	(0.23)%	N/A
Before waivers and fees paid indirectly	(0.40)%	(0.25)%	(0.15)%	(0.33)%	(0.21)%
Portfolio turnover rate	55%	77%	77%	99%	140%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$0.01	$0.01	$— #	$0.01	$— #

	Year Ended December 31,
Class IB	2005(e)	2004	2003	2002	2001
Net asset value, beginning of year	$6.72	$6.20	$5.03	$7.31	$9.62

Income (loss) from investment operations:
Net investment loss	(0.03)	(0.02)	(0.02)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	1.03	0.54	1.19	(2.25)	(2.28)

Total from investment operations	1.00	0.52	1.17	(2.28)	(2.31)

Less distributions:
Distributions from realized gains	—	—	—	—	— #

Net asset value, end of year	$7.72	$6.72	$6.20	$5.03	$7.31

Total return	14.88%	8.39%	23.26%	(31.19)%	(24.01)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$801,981	$727,261	$725,650	$580,975	$924,331
Ratio of expenses to average net assets:
After waivers	1.05%	1.10%	1.15%	1.15%	1.15%
After waivers and fees paid indirectly	1.02%	1.04%	1.14%	1.14%	N/A
Before waivers and fees paid indirectly	1.20%	1.20%	1.20%	1.24%	1.21%
Ratio of net investment loss to average net assets:
After waivers	(0.50)%	(0.40)%	(0.35)%	(0.49)%	(0.40)%
After waivers and fees paid indirectly	(0.47)%	(0.34)%	(0.34)%	(0.48)%	N/A
Before waivers and fees paid indirectly	(0.65)%	(0.50)%	(0.40)%	(0.58)%	(0.46)%
Portfolio turnover rate	55%	77%	77%	99%	140%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$0.01	$0.01	$— #	$0.01	$— #

34	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Bernstein Diversified Value Portfolio(f)

	Year Ended December 31,				May 18, 2001* to December 31, 2001
Class IA	2005(e)	2004	2003	2002
Net asset value, beginning of period	$14.21	$12.77	$10.03	$11.77	$12.26

Income from investment operations:
Net investment income	0.26	0.20	0.18	0.18	0.11
Net realized and unrealized gain (loss) on investments	0.55	1.55	2.73	(1.76)	(0.26)

Total from investment operations	0.81	1.75	2.91	(1.58)	(0.15)

Less distributions:
Dividends from net investment income	(0.21)	(0.22)	(0.17)	(0.16)	(0.13)
Distributions from realized gains	(0.30)	(0.09)	—	—	(0.21)

Total dividends and distributions	(0.51)	(0.31)	(0.17)	(0.16)	(0.34)

Net asset value, end of period	$14.51	$14.21	$12.77	$10.03	$11.77

Total return (b)	5.68%	13.74%	29.07%	(13.42)%	(1.21)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,329,984	$49,292	$32,274	$21,214	$18,000
Ratio of expenses to average net assets:
After waivers (a)	0.66%	0.70%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly (a)	0.59%	0.70%	0.70%	0.69%	N/A
Before waivers and fees paid indirectly (a)	0.66%	0.70%	0.70%	0.73%	0.73%
Ratio of net investment income to average net assets:
After waivers (a)	1.74%	1.74%	1.82%	1.77%	1.69%
After waivers and fees paid indirectly (a)	1.81%	1.74%	1.82%	1.78%	N/A
Before waivers and fees paid indirectly (a)	1.74%	1.74%	1.82%	1.75%	1.66%
Portfolio turnover rate	16%	28%	21%	13%	90%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	$—	$— #	$— #	$— #

	Year Ended December 31,
Class IB	2005(e)	2004	2003	2002	2001
Net asset value, beginning of year	$14.20	$12.76	$10.03	$11.77	$11.73

Income from investment operations:
Net investment income	0.22	0.18	0.15	0.14	0.11
Net realized and unrealized gain (loss) on investments	0.55	1.53	2.73	(1.74)	0.25

Total from investment operations	0.77	1.71	2.88	(1.60)	0.36

Less distributions:
Dividends from net investment income	(0.17)	(0.18)	(0.15)	(0.14)	(0.11)
Distributions from realized gains	(0.30)	(0.09)	—	—	(0.21)

Total dividends and distributions	(0.47)	(0.27)	(0.15)	(0.14)	(0.32)

Net asset value, end of year	$14.50	$14.20	$12.76	$10.03	$11.77

Total return	5.42%	13.46%	28.73%	(13.61)%	3.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,219,168	$2,006,001	$1,508,256	$800,212	$608,741
Ratio of expenses to average net assets:
After waivers	0.91%	0.95%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.84%	0.95%	0.95%	0.94%	N/A
Before waivers and fees paid indirectly	0.91%	0.95%	0.95%	0.98%	0.98%
Ratio of net investment income to average net assets:
After waivers	1.49%	1.49%	1.57%	1.52%	1.40%
After waivers and fees paid indirectly	1.56%	1.49%	1.57%	1.53%	N/A
Before waivers and fees paid indirectly	1.49%	1.49%	1.57%	1.50%	1.37%
Portfolio turnover rate	16%	28%	21%	13%	90%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$— #	$— #	$— #

EQ Advisors Trust	Financial Highlights	35

Financial Highlights (cont’d)

EQ/Bernstein Diversified Value Portfolio(f)

	Year Ended December 31,				May 18, 2001* to December 31, 2001
Class IA	2005(e)	2004	2003	2002
Net asset value, beginning of period	$14.21	$12.77	$10.03	$11.77	$12.26

Income from investment operations:
Net investment income	0.26	0.20	0.18	0.18	0.11
Net realized and unrealized gain (loss) on investments	0.55	1.55	2.73	(1.76)	(0.26)

Total from investment operations	0.81	1.75	2.91	(1.58)	(0.15)

Less distributions:
Dividends from net investment income	(0.21)	(0.22)	(0.17)	(0.16)	(0.13)
Distributions from realized gains	(0.30)	(0.09)	—	—	(0.21)

Total dividends and distributions	(0.51)	(0.31)	(0.17)	(0.16)	(0.34)

Net asset value, end of period	$14.51	$14.21	$12.77	$10.03	$11.77

Total return (b)	5.68%	13.74%	29.07%	(13.42)%	(1.21)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,329,984	$49,292	$32,274	$21,214	$18,000
Ratio of expenses to average net assets:
After waivers (a)	0.66%	0.70%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly (a)	0.59%	0.70%	0.70%	0.69%	N/A
Before waivers and fees paid indirectly (a)	0.66%	0.70%	0.70%	0.73%	0.73%
Ratio of net investment income to average net assets:
After waivers (a)	1.74%	1.74%	1.82%	1.77%	1.69%
After waivers and fees paid indirectly (a)	1.81%	1.74%	1.82%	1.78%	N/A
Before waivers and fees paid indirectly (a)	1.74%	1.74%	1.82%	1.75%	1.66%
Portfolio turnover rate	16%	28%	21%	13%	90%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	$—	$— #	$— #	$— #

	Year Ended December 31,
Class IB	2005(e)	2004	2003	2002	2001
Net asset value, beginning of year	$14.20	$12.76	$10.03	$11.77	$11.73

Income from investment operations:
Net investment income	0.22	0.18	0.15	0.14	0.11
Net realized and unrealized gain (loss) on investments	0.55	1.53	2.73	(1.74)	0.25

Total from investment operations	0.77	1.71	2.88	(1.60)	0.36

Less distributions:
Dividends from net investment income	(0.17)	(0.18)	(0.15)	(0.14)	(0.11)
Distributions from realized gains	(0.30)	(0.09)	—	—	(0.21)

Total dividends and distributions	(0.47)	(0.27)	(0.15)	(0.14)	(0.32)

Net asset value, end of year	$14.50	$14.20	$12.76	$10.03	$11.77

Total return	5.42%	13.46%	28.73%	(13.61)%	3.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,219,168	$2,006,001	$1,508,256	$800,212	$608,741
Ratio of expenses to average net assets:
After waivers	0.91%	0.95%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.84%	0.95%	0.95%	0.94%	N/A
Before waivers and fees paid indirectly	0.91%	0.95%	0.95%	0.98%	0.98%
Ratio of net investment income to average net assets:
After waivers	1.49%	1.49%	1.57%	1.52%	1.40%
After waivers and fees paid indirectly	1.56%	1.49%	1.57%	1.53%	N/A
Before waivers and fees paid indirectly	1.49%	1.49%	1.57%	1.50%	1.37%
Portfolio turnover rate	16%	28%	21%	13%	90%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$— #	$— #	$— #

36	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/FI Mid Cap Value Portfolio

	Year Ended December 31,
Class IA	2005(e)		2004(e)	2003	2002	2001
Net asset value, beginning of year	$14.05		$13.09	$9.85	$11.61	$11.21

Income (loss) from investment operations:
Net investment income	0.09		0.03	0.09	0.11	0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.51		2.20	3.22	(1.79)	0.36

Total from investment operations	1.60		2.23	3.31	(1.68)	0.48

Less distributions:
Dividends from net investment income	(0.10)		—	(0.07)	(0.08)	(0.08)
Distributions from realized gains	(1.54)		(1.27)	—	—	—

Total dividends and distributions	(1.64)		(1.27)	(0.07)	(0.08)	(0.08)

Net asset value, end of year	$14.01		$14.05	$13.09	$9.85	$11.61

Total return	11.62%		18.14%	33.58%	(14.49)%	4.29%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$16,535		$8,178	$26,522	$18,779	$18,087
Ratio of expenses to average net assets:
After waivers	0.79%		0.82%	0.85%	0.85%	0.85%
After waivers and fees paid indirectly	0.77%		0.80%	0.79%	0.83%	N/A
Before waivers and fees paid indirectly	0.79%		0.82%	0.85%	0.85%	0.86%
Ratio of net investment income to average net assets:
After waivers	0.60%		0.21%	0.75%	1.00%	1.28%
After waivers and fees paid indirectly	0.62%		0.23%	0.81%	1.02%	N/A
Before waivers and fees paid indirectly	0.60%		0.21%	0.75%	1.00%	1.27%
Portfolio turnover rate	55	%(d)	74%	160%	98%	106%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—		$—	$—	$—	$— #

	Year Ended December 31,
Class IB	2005(e)		2004(e)	2003	2002	2001
Net asset value, beginning of year	$14.00		$13.08	$9.84	$11.61	$11.22

Income (loss) from investment operations:
Net investment income	0.05		— #	0.06	0.07	0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.50		2.19	3.22	(1.78)	0.39

Total from investment operations	1.55		2.19	3.28	(1.71)	0.45

Less distributions:
Dividends from net investment income	(0.06)		—	(0.04)	(0.06)	(0.06)
Distributions from realized gains	(1.54)		(1.27)	—	—	—

Total dividends and distributions	(1.60)		(1.27)	(0.04)	(0.06)	(0.06)

Net asset value, end of year	$13.95		$14.00	$13.08	$9.84	$11.61

Total return	11.31%		17.84%	33.36%	(14.77)%	4.04%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,730,041		$1,438,673	$1,097,892	$646,958	$429,560
Ratio of expenses to average net assets:
After waivers	1.04%		1.07%	1.10%	1.10%	1.10%
After waivers and fees paid indirectly	1.02%		1.05%	1.04%	1.08%	N/A
Before waivers and fees paid indirectly	1.04%		1.07%	1.10%	1.10%	1.11%
Ratio of net investment income (loss) to average net assets:
After waivers	0.35%		(0.04)%	0.50%	0.75%	1.03%
After waivers and fees paid indirectly	0.37%		(0.02)%	0.56%	0.77%	N/A
Before waivers and fees paid indirectly	0.35%		(0.04)%	0.50%	0.75%	1.02%
Portfolio turnover rate	55	%(d)	74%	160%	98%	106%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—		$—	$—	$—	$— #

EQ Advisors Trust	Financial Highlights	37

Financial Highlights (cont’d)

EQ/MFS Emerging Growth Companies Portfolio

	Year Ended December 31,
Class IA	2005(e)	2004(e)	2003	2002	2001
Net asset value, beginning of year	$13.32	$11.80	$9.10	$13.82	$20.91

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.01)	(0.01)	(0.02)	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.26	1.53	2.71	(4.70)	(7.16)

Total from investment operations	1.25	1.52	2.70	(4.72)	(7.09)

Less distributions:
Distributions from realized gains	—	—	—	—	— #

Net asset value, end of year	$14.57	$13.32	$11.80	$9.10	$13.82

Total return	9.38%	12.88%	29.67%	(34.15)%	(33.89)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,304	$1,988	$27,996	$22,611	$43,918
Ratio of expenses to average net assets:
After fees paid indirectly	0.68%	0.66%	0.71%	0.72%	N/A
Before fees paid indirectly	0.71%	0.71%	0.72%	0.73%	0.72%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.08)%	(0.05)%	(0.09)%	(0.16)%	N/A
Before fees paid indirectly	(0.11)%	(0.10)%	(0.10)%	(0.17)%	0.02%
Portfolio turnover rate	97%	101%	105%	110%	278%

	Year Ended December 31,
Class IB	2005(e)	2004(e)	2003	2002	2001
Net asset value, beginning of year	$13.11	$11.64	$9.00	$13.70	$20.78

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.04)	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.22	1.51	2.68	(4.65)	(7.04)

Total from investment operations	1.18	1.47	2.64	(4.70)	(7.08)

Less distributions:
Distributions from realized gains	—	—	—	—	— #

Net asset value, end of year	$14.29	$13.11	$11.64	$9.00	$13.70

Total return	9.00%	12.63%	29.33%	(34.31)%	(34.06)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$916,611	$958,680	$935,920	$758,033	$1,363,276
Ratio of expenses to average net assets:
After fees paid indirectly	0.93%	0.91%	0.96%	0.97%	N/A
Before fees paid indirectly	0.96%	0.96%	0.97%	0.98%	0.97%
Ratio of net investment loss to average net assets:
After fees paid indirectly	(0.33)%	(0.30)%	(0.34)%	(0.41)%	N/A
Before fees paid indirectly	(0.36)%	(0.35)%	(0.35)%	(0.42)%	(0.23)%
Portfolio turnover rate	97%	101%	105%	110%	278%

38	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

*	Commencement of Operations.
**	Prior to December 31, 2004, these ratios and per share amounts were not provided.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#	Per share amount is less than $0.01.
‡	Amount is less than 1%.
‡‡	Amount is less than 0.01%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for investment income and non-class specific expense.
(d)	Reflects purchases and sales from change in investment strategy.
(e)	Net investment income and capital changes per share are based on monthly average shares outstanding.
(f)	On May 19, 2001, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/T. Rowe Price Equity Income Portfolio that followed the same objectives as this Portfolio.

EQ Advisors Trust	Financial Highlights	39

If you would like more information about the Portfolios, the following documents are available free upon request. The Trust does not have a website available for accessing such information.

Annual and Semi-Annual Reports — Includes more information about the Portfolios’ performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ SAI.

To order a free copy of a portfolio’s SAI and/or Annual and Semi-Annual Report,

contact your financial professional, or the Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov.

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Room,

100 F Street NE

Washington, D.C. 20549-0102.

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2006 EQ Advisors Trust